Property and Equipment, Net (Tables)	3 Months Ended
Mar. 31, 2021
Property and Equipment, Net
Schedule of Property and Equipment

Property and equipment, net consists of the following (in thousands):

	March 31,	December 31,
	2021	2020
Furniture and fixtures	$8,669	$7,221
Leasehold improvements	5,339	3,543
Total property and equipment, gross	14,008	10,754
Less: accumulated depreciation	(5,915)	(5,551)
Total	$8,093	$5,203